UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 10, 2007
                Date of Report (Date of earliest event reported)


                               EPICEPT CORPORATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-51290                52-1841431
 ------------------------------------------------------------------------------
  (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)             File Number)           Identification No.)


       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                    10591
 ------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

                                 (914) 606-3500
              (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 8.01   OTHER EVENTS.

On April 10, 2007, the registrant, EpiCept Corporation (the "Company") announced that it received a letter from The Nasdaq Stock Market indicating that the Company is now compliant with the terms of the Nasdaq Listing Qualifications Panel's decision dated January 26, 2007, and therefore the Panel determined to continue the listing of the Company's securities on The Nasdaq Capital Market.

In its earlier decision, the Panel conditioned continued listing on the Company meeting the following requirements: (1) on or before April 11, 2007, the Company shall publicly announce and inform the Panel that the Private Placement and SEDA have been approved by its shareholders, and (2) on or before April 25, 2007, the Nasdaq staff shall have approved the Company's application for new listing, the Company will have paid all applicable listing fees and evidenced compliance with all requirements for continued listing on The Nasdaq Capital Market. The letter indicated that the Company met both conditions within the required time period, and therefore the Panel determined to continue the listing of the Company's securities on The Nasdaq Capital Market.

The Company also noted that in its Annual Report on Form 10-K for the year ended December 31, 2006 filed on April 2, 2007, the Company's independent registered public accounting firm's report expressed an unqualified opinion on the December 31, 2006 consolidated financial statements and included explanatory paragraphs regarding the Company's ability to continue as a going concern.

A copy of a press release relating to the foregoing is attached hereto as
Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            99.1 Press release of EpiCept Corporation, dated April 10, 2007, announcing EpiCept Corporation Announces Compliance with Nasdaq Listing Qualification Panel Requirements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  EPICEPT CORPORATION


                                                     /s/ Robert W. Cook
                                                  ------------------------------
                                                  Name:  Robert W. Cook
                                                  Title: Chief Financial Officer


Date:  April 10, 2007

                                  EXHIBIT INDEX

EXHIBIT                                   DESCRIPTION
-------                                   -----------

  99.1 Press release of EpiCept Corporation, dated April 10, 2007, announcing EpiCept Corporation Announces Compliance with Nasdaq Listing Qualification Panel Requirements.